UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 28, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                                  INFOSPI INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       000-5310                 51-0668045
____________________________           ____________          ___________________
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                          5300 NW 12TH AVENUE, SUITE 1
                         FORT LAUDERDALE, FLORIDA 33309
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (858) 531-5723
               __________________________________________________
               Registrant's telephone number, including area code


                         6968 LA JOLLA BLVD., SUITE 208
                           LA JOLLA, CALIFORNIA 92037
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                   __________

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AGREEMENT FOR THE PURCHASE OF COMMON STOCK AND WARRANTS

Effective September 16, 2009, Daniel C. Masters, Attorney at Law, representing certain selling shareholders and warrant holders (collectively, the "Sellers") and Westmount Securities Corp., a corporation organized under the laws of the Province of Quebec, representing certain purchasers (collectively, the "Purchasers") entered into that certain agreement for the purchase of common stock and warrants (the "Purchase Agreement"). In accordance with the terms and provisions of the Purchase Agreement, the Sellers sold 4,990,000 shares of common stock (the "Common Stock") of InfoSpi, Inc., a corporation organized under the laws of the State of Nevada (the "Company") and 5,000,000 warrants to purchase shares of Common Stock of the Company (the "Warrants") in exchange for $275,000. In further accordance with the terms and provisions of the Purchase Agreement, the initial $10,000 was deposited on or before September 22, 2009 and the remaining final payment of $265,000 was to be paid by September 30, 2009. All funds were paid accordingly.

BUSINESS OF THE COMPANY

The Company was organized under the laws of the State of Nevada on December 31, 2007. The Company was established as part of the implementation of the Chapter 11 plan of reorganization of Arrin Systems, Inc. ("Arrin"). Arrin filed for Chapter 11 Bankruptcy in April 2007 in the U.S. Bankruptcy Court for the Southern District of California. Arrin's plan of reorganization was confirmed by the Court on December 12, 2007 and became effective on December 30, 2007. The plan of reorganization provided for the establishment of the Company and the sale to the Company of Arrin's proprietary software (used in the employee background screening industry) in exchange for 567,324 shares of the Company's common stock which were distributed to Arrin's general unsecured creditors. The Company has been in the development stage since its formation and has not yet realized any revenues from its planned operations.

Based upon the change in control of the Company, the business operations of the Company currently involve the implementation of proprietary processes through strategic alliances. The Company's purpose is to commercialize proven technologies which have been developed to address such areas as sewer and sludge conversion and used tires and plastic recovery. The objective is to minimize and reverse the impact of these products on the environment.

The Company does not engage in research and development but seeks innovations that can clearly demonstrate the viability of large scale implementations with sustainable benefits to the environment.

The Company has an office in Fort Lauderdale with five employees and additional offices in the United Kingdom and Valencia. It is currently setting up a fabrication center in Israel to take advantage of important technology.

The key areas of business will be:

     o    Waste management and treatment

     o    Recycling

     o    Alternate fuels

The Company plans to implement two revolutionary technologies in the United States that will eliminate some of the most challenging contamination problems.


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


USED TIRES AND PLASTIC RECYCLING

The Company's revolutionary equipment enables the recovery of up to 95% of raw materials from tires and plastics through pyrolysis technology with no environmental contamination. Pyrolysis is the chemical decomposition of organic materials by heat in the absence of oxygen. This process allows for the treatment of plastic and used tires to be converted to liquid fuel oil and carbon. The system has the following advantages over the procedure that is currently utilized: (i) elimination of contaminated waste being transported to landfills; (ii) neither pollutant outputs nor wasted materials require final disposal; (iii) the pyrolysis technology uses low temperatures; (iv) the exhaust can be completely recycled to the heating system; and (v) reduced environmental hazards by burning tires.

SEWAGE AND SLUDGE TREATMENT

The technology that the Company intends to bring to the North American market allows sludge and sewer conversion into biocrude. Under an exclusive agreement, the Company with IBS of Spain shall manufacture and install a series of sewage re-treatment plants in North America. This technology permits the process to plug into existing sewage treatment plants prior to the initial stage of the current sewage treatment process at the point where the normal procedure would be to transport the residual sludge to local landfill sites. This process allows for the treatment of the whole biomass obtained at the sewage treatment plants. Management believes that the results of such a process is a biofuel of a high energy content.

The system has the following advantages over anaerobic digestion treatment, the only alternative currently used: (i) elimination of costly anaerobic digesters;
(ii) neither  pollutant  outputs nor wasted  materials  require final  disposal;
(iii) reduced production costs; (iv) the water treatment component can recuperate up to 80% of the volume of sludge input as potable water; (v) there is no waste sent to landfills and no waste water; (vi) all inputs are converted into biopetroleum, which, once burned, does not add to the net Co2 tin the environment; and (vii) methane gas release, which is a direct consequence of anaerobic digesters, is avoided.

Methane gas is a greenhouse pollutant 14 times more potent than carbon dioxide.

ALTERNATE FUELS

Alternate energy crops for biofuel production is a key objective for the Company. The Company is developing a strategy with regard to both micro algae feed stock and jatropha/castor feedstock.

BENEFICIAL OWNERSHIP CHART

The following table sets forth certain information, as of November 9, 2009, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 33,267,324 shares of common stock issued and outstanding.


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


                                       AMOUNT AND NATURE       PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL         OF BENEFICIAL           BENEFICIAL
OWNER(1)                               OWNERSHIP(1)            OWNERSHIP

   DIRECTORS AND OFFICERS:

Haim Mayan                                12,150,000              36.52%
12000 North Bayshore Drive
Suite 305
North Miami, Florida 33181

Chris Hamilton                             2,000,000               7.04%
Crossways Farm
Cowbridge
Vale of Glamorgan
United Kingdom

Olivier Danan
256 SW 5th Street                         13,950,000              41.93%
Baca Raton, Florida 33432

Michel Brunet
4053 Vendome Avenue                          400,000                1.4%
Montreal, Quebec
Canada H4A 3N2

All executive officers and
directors as a group (4 persons)          28,400,000              86.89%

BENEFICIAL SHAREHOLDERS GREATER
THAN 10%

None

*    Less than one percent.

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Annual Report. As of the date of this Current Report, there are 63,419,448 shares issued and outstanding.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

The Company refers to Item 1.01 above, "Entry into a Material Agreement" concerning the change in control.


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


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Following the Purchase Agreement: (i) Harold Hartley resigned as the President/Chief Executive Officer and a director of the Company effective as of September 23, 2009; (ii) William R. Willard resigned as the Chief Financial Officer/Treasurer, Secretary and as a director of the Company effective as of September 23, 2009; (iii) Haim Mayan consented to act as the President /chief operations officer and a director of the Company effective as of October 28, 2009; (iv) Chris Hamilton consented to act as the Vice President/Chief Executive Officer and a director of the Company effective as of October 28, 2009; (v) Olivier Danan consented to act as the Vice President/Chief Operating Officer and a director of the Company effective as of October 28, 2009; and (vi) Michel Brunet consented to act as the Secretary and a director of the Company effective as of October 28, 2009.

The biographies of each of the new directors and officers are set forth below as follows:

NAME               AGE     POSITION WITH THE COMPANY
______________     ___     _____________________________________________________

Haim Mayan          43     President and/chief operations officer and a Director
Chris Hamilton      51     Vice President/Chief Executive Officer and a Director
Olivier Danan       35     Vice President/Chief Operating Officer and a Director
Michel Brunet       66     Secretary and a Director.

Directors hold office until the annual meeting of the Company's stockholders and the election and qualification of their successors. Officers hold office, subject to removal at any time by the Board, until the meeting of directors immediately following the annual meeting of stockholders and until their successors are appointed and qualified.

HAIM MAYAN. Since 1990, Mr. Mayan has been engaged in executive roles with private and/or public companies. Prior to joining the Company, Mr. Mayan served as president of Mayan group LLC in Miami, Florida. Mayan Group LLC owned and operated a large condo community and home rentals. From 1991 to present, Mr. Mayan owned and managed a construction company and several real-estate development and commercial properties including, Oxembergeve LTD, Gvahim LTD in Tel Aviv, and Mayan Group LLC which had several other successful development. Since 2005, Haim has made exhaustive research into the conversion of existing products into oil especially into the tire to oil Market and the conversion of algae into oil for bio-diesel.

CHRIS HAMILTON. Mr. Hamilton has had a varied career involving a variety of positions and industries. Mr. Hamilton served three years with Her Majesty's forces (Parachute Regiment). He subsequently held senior positions in several companies. During the past eighteen years, Mr. Hamilton has held the position of Managing Director in two PLC Business's. Effective communicating skills together with a broad business sense enabled Mr. Hamilton to match and bring together key partners with complementary skills. In January 2002, Mr. Hamilton entered the property development under his own banner, `Allied Developments'. He started out consulting with the Barchetta Group who at the time operated out of Naples Florida and then joined International Housing Developments Group Inc (IHDG) based in Ft. Lauderdale. He also created one of the UK's most substantial residential developments, Bay Pointe Limited, where he still acts as Managing Director. Prior to joining the Company, Mr. Hamilton researched extensively the business of Biofuel production and has enthusiastic insight to renewable energy brought about due to the strict guidelines in development within Europe. Since joining the Company, Mr. Hamilton has focused on further research into this field in order to best understand how to position the Company going forward on a global basis.


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


OLIVIER DANAN. As Vice-President and Chief Operating Officer of the Company, Mr. Danan is responsible for new development, manufacturing and research. Prior to joining the Company, Mr. Danan served as lead architect and designer for the Danan Group, where he coordinated the building of several projects from 2003 to 2007. From approximately 1998 to 2003, Mr. Danan worked as an architect for several companies including Sehres & Danan Inc., and Rivers & Christian in Los Angeles, California.

MICHEL A. BRUNET. Mr. Brunet is a fully bilingual administrator with a facility to organize teams and for interpersonal relationships. For the past ten years, Mr. Brunet was an associate founder of the firm Montaigne Group, which administered properties belonging to the city of Montreal, Quebec. Within Montaigne Group, he worked on creating an aviation maintenance facility in Plattsburg, New York. He was also a consultant with HyperSecure in establishing a relationship within the various governmental levels. Mr. Brunet earned a degree is administrative specializing in finance and marketing in 1969 and a Master of Business Administration in finance at the University of Laval in 1970.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Not applicable.

(B)  PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

(C)  SHELL COMPANY TRANSACTION.

     Not applicable.

(D)  EXHIBITS.

     Not applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 13, 2009


                                  INFOSPI, INC.


                                  /s/ HAIM MAYAN
                                  _________________________________________
                                  Name:  Haim Mayan
                                  Title: President/Chief Operations Officer


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